UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2016

Cardtronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Briarpark Drive, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Cardtronics, Inc. (the “Company”) is filing this Current Report on Form 8-K (“Current Report”) to recast certain financial information contained in its Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015 (the “2015 Annual Report”).

During the three months ended March 31, 2016, the Company reorganized its operations and created the Corporate & Other segment to separately present transaction processing operations from its primary ATM operating segments (North America and Europe) and to present the corporate general and administrative functions separate from its North America segment. Additionally, the Company’s ATM advertising business (i-design) is now managed through its Europe segment. This business was previously included in the Company’s North America segment, but is not material to either of the North America or Europe segments. As a result of these changes, the Company revised its reportable segments from North America and Europe to North America, Europe, and Corporate & Other. The Company’s operations in the U.S., Canada, Mexico, and Puerto Rico are included in its North America segment and its operations in the U.K., Germany, and Poland are included in its Europe segment. Segment information presented for prior periods has been revised to reflect this change in reporting segments. The Company began to report comparative results under the new organization structure with the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2016 (the “Quarterly Report”).

This Current Report and Exhibits 99.1, 99.2, 99.3, and 99.4 are being filed solely to recast segment reporting financial information and revise certain related disclosures contained in the 2015 Annual Report to reflect the segment changes implemented during the Company’s first quarter of 2016 and do not amend or restate any of the Company’s previously issued financial statements included in the 2015 Annual Report. There have been no changes to the Company’s consolidated results of operations, balance sheets, or statements of cash flows.

This Current Report does not reflect events occurring after the filing of the 2015 Annual Report and does not modify or update the disclosures therein in any way, other than to present retrospectively the current operating segment structure. For significant developments which have occurred subsequent to the filing of the 2015 Annual Report, refer to the Quarterly Report and other filings made by the Company with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1

Exhibit Number	Description of the Exhibit

23.1	Consent of KPMG LLP

99.1	Revised Part I. Item 1. Business

99.2	Revised Part I. Item 2. Properties

99.3	Revised Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Revised Part II. Item 8. Financial Statements and Supplementary Data

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS, INC.

By:	/s/ E. Brad Conrad
E. Brad Conrad
Chief Accounting Officer

Dated: May 13, 2016

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

23.1	Consent of KPMG LLP

99.1	Revised Part I. Item 1. Business

99.2	Revised Part I. Item 2. Properties

99.3	Revised Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.4	Revised Part II. Item 8. Financial Statements and Supplementary Data

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase